============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 7, 2008
                                                         ----------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 ? Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on January 23, 2008 with the Bankruptcy Court and United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  February 7, 2008                      REUNION INDUSTRIES, INC.
       ----------------                              (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

-	2 ?































CASE NAME:	REUNION INDUSTRIES, INC.
CASE NUMBER:	07-50727																						ACCRUAL BASIS
JUDGE:	A.H.W.SHIFF



UNITED STATES BANKRUPTCY COURT

DISTRICT OF CONNECTICUT

BRIDGEPORT DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING:	 DEC ,					2007
																													   --------   ------
																												     MONTH      YEAR



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


\s\ JOHN M. FROEHLICH																										CFO
--------------------------------------         -------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY										TITLE


JOHN M. FROEHLICH																										JAN 17, 2008
--------------------------------------	    				 -------------
PRINTED NAME OF RESPONSIBLE PARTY																DATE



PREPARER:


--------------------------------------         -------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY										TITLE



--------------------------------------	     			-------------
PRINTED NAME OF RESPONSIBLE PARTY																DATE











																														- A-1 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 1
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)
																																26-Nov-07											31-Dec-07
																																---------  									---------
ASSETS:
Cash and Equivalents                   $    754             $   1,121
Net Receivables                           7,166											    8,116
Net Inventory	                            12,369											   12,101
Other Current Assets	                      3,029	                2,624
							  																										-------     	        -------
		Current                                23,318		              23,962

Net Property                               6,300                6,262
Goodwill						                  10,994	          	   10,994
CSV policies					                    2,200	           	    2,194
Interest in China JV                       3,009                3,046
							                -------		            -------
		Total               $  45,821            $  46,458
		                      =======		            =======
LIABILITIES & EQUITY:
Current Maturities of Debt             	$       0            $       0
Trade Payables                              3,305                3,629
Accrued Income Taxes                            0                   11
Accrued Interest                              544                 	562
Customer Deposits                           4,424                3,337
Accrued Other                               4,272                3,439
                                          -------              -------
		Current	                 12,545               10,978

Secured Debt and interest	                  53,418               55,840
Other Liabilities                           3,101                3,133
                                          -------              -------
		Total Liabilities       69,064               69,951

Total Equity                              (23,243)             (23,493)
		                       -------          		  -------

		Total                $  45,821            $  46,458
		                       =======              =======



















																														- A-2 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 2
INCOME STATEMENT
FOR THE POST PETITION PERIOD ENDED DECEMBER 31, 2007
----------------------------------------------------
($ amounts in thousands)


																																									31-Dec-07
																																									---------

Net Sales																																		$  5,150
Cost of Sales:
	Standard Cost						  																									 3,569
	Variances & Other						  																					   537
									 																																	 ------

	Gross Profit						 																									  1,044

Operating Expenses:
	Marketing							     																										128
	General & Admin						    																						 478
									 																																	 ------

	Operating Profit						     																					438

Other Income(Expense)						      																		 3
Equity in China JV																															37
Reorganization exp:
	Professional fees
	U.S. Trustee fees
	Other
	Adequate Protection Paym't Exp.	                     (100)
Interest Expense - excluding Adequate
	Protection Payments					                            (628)
									                                         ------

	Profit before tax						                            (250)

Income Tax									                                    0
									                                         ------

	Net Income							                              $   (250)
						                                       			  ======


















																															- A-3 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 3
CASH RECEIPTS AND DISBURSEMENTS
POST-PETITION THRU DECEMBER 31, 2007
------------------------------------


	Cash - beginning of period excluding
		lock-boxes																																						$   429,528

	Plus: DIP borrowings						 																										 5,542,000
	Less: Disbursements
		Net payroll																																					  1,026,471
		Payroll taxes		                                             560,633
		Steel purchases - CPI					                               1,005,818
		Other operating																																				2,195,121
		Reorganization:
			Professional fees																																								0
			U.S. Trustee fees																																								0
			Adequate Protection Payments																										127,098
										 																																							 ---------
							Total																																							4,915,141

	Less: Outstanding checks																															547,149
										  																																							---------
	Cash - end of period																																$   509,238
										  																																								=========


	NOTE:
	Cash above does not include amounts in the lock-box accounts for CPI and Hanna as these lock-box receipts are sent directly to Wachovia Bank under the DIP financing facility.



	MEMO ONLY ITEMS:
	Cash Receipts-book:
		Receivable collections                                  $ 3,475,188
		Non-receivable receipts                                     130,515
		Receipts transferred to DIP bank                         (3,771,640)
										 																											               ----------
					MEMO ONLY: Net activity					                       	$  (165,937)
										                                                ==========


	DIP bank interest/fees charged directly		                	$   271,412
										 																																								==========













																														- A-4 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 4									page 1/4
AGINS OF RECEIVABLES/PAYABLES AND TAX STATUS
POST-PETITION THRU DECEMBER 31, 2007
------------------------------------


																													Schedule												 As of
							 																							Amount											31-Dec-07
																													--------											---------
ACCOUNTS RECEIVABLE AGINGS:
	0-30																							$3,378,574										$3,984,065
	31-60																						 2,215,452										 2,536,228
	61-90																						 1,059,536										 1,125,731
	91+						  																			 525,978										   536,881
							 																					---------										 ---------
			Total				 																	7,179,540										 8,182,905
	Est. uncollectible			  									(101,000)									  (101,000)
							 																					---------										 ---------

			Receivables-net												$7,078,540										$8,081,905
							 																					=========										 =========


										  																																				As of
																																														31-Dec-07
																																														---------
ACCOUNTS PAYABLE:
	0-30																																									$  447,020
	31-60																																								 1,191,771
	61-90									  																																 820,339
	91+									 																																		1,122,196
										 																																				---------

			Total																																						$3,581,326
										 																																				=========


					 	  																					Beg																					   End
																										Liability			Accrued				Paid	 			Liability
																										---------			-------				----	 			---------
NON-PAYROLL TAXES:
	Sales																						$   0																					 $   0
	Excise																					$   0																					 $   0
	Real Property																$   0																					 $   0
	Personal Property												$   0					 																	$   0



PAYROLL TAXES - See attached pages












																															- A-5 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 4									page 2/4
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS
POST-PETITION THRU DECEMBER 31, 2007
------------------------------------

DATE	  REFERENCE 			      											CPI    			HANNA
PAID	  NUMBER	 						CPI   	   HANNA				MGT						MGT						HQ					TOTAL
---- ---------  ------		 -------  ------  ------- -------- ---------
11/27 941 00386033  4,743.76			20,011.68																						 24,755.44
11/29 941 00775324									18,250.47	12,636.50	17,015.20	19,035.66	 66,937.83
11/30 941 00053575 43,959.84  																														43,959.84
12/01 																																																	0.00
12/02																																																		0.00
12/03																																																		0.00
12/04																																																		0.00
12/05 941 00617959									19,921.99  12,305.53 16,270.15  17,868.74		66,366.41
12/06																																																		0.00
12/07																																																		0.00
12/08																																																		0.00
12/09																																																		0.00
12/10																																																		0.00
12/11 941 00380219	 4,269.30	 18,380.79																								22,650.09
12/12																																																		0.00
12/13 941 00526758	43,216.22																															43,216.22
12/14																																																		0.00
12/15																																																		0.00
12/16																																																		0.00
12/17																																																		0.00
12/18 941 00930019								 16,084.00		12,286.39	16,599.60	 22,740.40		67,710.39
12/19																																																		0.00
12/20																																																		0.00
12/21																																																		0.00
12/22																																																		0.00
12/23																																																		0.00
12/24																																																		0.00
12/25																																																		0.00
12/26 941 00954619	51,812.54		18,416.76																							70,229.30
12/27																																																		0.00
12/28																																																		0.00
12/29																																																		0.00
12/30																																																		0.00
12/31 941 00536988								 	20,388.85	23,404.13	19,826.28	58,361.30	121,980.56
												----------		----------		---------	---------	---------	----------
TOTAL									148,001.66 	131,454.54		60,632.55	69,711.23 118,006.10 527,806.08
												==========		==========		=========	=========	=========	==========


























																														- A-6 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 4									page 3/4
PENNSYLVANIA, NORTH CAROLINA AND OHIO WITHHOLDING TAX
POST-PETITION THRU DECEMBER 31, 2007
------------------------------------

DATE	  REFERENCE 			      											CPI    			HANNA
PAID	  NUMBER	 						CPI   	   HANNA				MGT						MGT						HQ					TOTAL
---- ---------  ------		 -------  ------  ------- -------- ---------
11/27																																																		0.00
11/28 																																																	0.00
11/29 																																																	0.00
11/30 																																																	0.00
12/01																																																		0.00
12/02																																																		0.00
12/03																																																		0.00
12/04																																																		0.00
12/05 PA 01277				5,219.61										1,342.04									1,638.15				8,199.80
12/06																																																		0.00
12/07																																																		0.00
12/08																																																		0.00
12/09																																																		0.00
12/10																																																		0.00
12/11																																																		0.00
12/12																																																		0.00
12/13																																																		0.00
12/14																																																		0.00
12/15																																																		0.00
12/16																																																		0.00
12/17																																																		0.00
12/18																																																		0.00
12/19 PA 62181				5,168.43										1,338.20									1,638.15				8,144.78
12/20																																																		0.00
12/21																																																		0.00
12/22																																																		0.00
12/23																																																		0.00
12/24																																																		0.00
12/25																																																		0.00
12/26 																																																	0.00
12/27																																																		0.00
12/28																																																		0.00
12/29																																																		0.00
12/30																																																		0.00
12/31 																																																	0.00
		  									---------			----					--------			----				--------			---------
TOTAL									10,388.04			0.00					2,680.24			0.00				3,276.30			16,344.58
	     								=========			====					========			====				========			=========


























																														- A-7 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 4									page 4/4
ILLINOIS, INDIANA, WISCONSIN AND NEW YORK WITHHOLDING TAX
POST-PETITION THRU DECEMBER 31, 2007
------------------------------------

DATE	  REFERENCE 			      											CPI    			HANNA
PAID	  NUMBER	 						CPI   	   HANNA				MGT						MGT						HQ					TOTAL
---- ---------  ------		 -------  ------  ------- -------- ---------
11/27																																																		0.00
11/28 																																																	0.00
11/29	IL 64398                 1,950.18																								 1,950.18
11/30	WI 31803449918             938.06																										938.06
12/01																																																		0.00
12/02		 																																																0.00
12/03		 																																																0.00
12/04		 																																																0.00
12/05	IL 01204											 1,912.06									1,377.72				296.15			3,594.93
12/06		 																																																0.00
12/07		 																																																0.00
12/08		 																																																0.00
12/09		 																																																0.00
12/10		 																																																0.00
12/11		 																																																0.00
12/12	IL 02440												1,824.96																									1,824.96
12/13		 																																																0.00
12/14	WI 33403478663									829.54																		428.35		 1,320.89
12/15		 																																																0.00
12/16		 																																																0.00
12/17		 																																																0.00
12/18	IL 62049												1,621.67									1,403.89				997.13			4,022.69
12/19		 																																																0.00
12/20	IN 01244						           																						 71.80       71.80
12/21		 																																																0.00
12/22		 																																																0.00
12/23		 																																																0.00
12/24		 																																																0.00
12/25																																																		0.00
12/26 																																																	0.00
12/27	IL 05414											  1,833.01															  					      1,833.01
12/28		 																																																0.00
12/29		 																																																0.00
12/30		 																																																0.00
12/31	WI 34803507275							    487.38						     	 438.54		 					       925.92
		        						-----					---------			----			--------			--------		---------
TOTAL										0.00  				11,468.86			0.00			3,648.50			1,365.08		16,482.44
	       								====						=========			====			========			========		=========




























																															- A-8 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 1/5


The debtor in possession must complete the reconciliation below for each bank account,including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



BANK RECONCILIATIONS														MONTH:							DECEMBER
																																			  -------------------
																									Account #1			Account #2				Account #3
																									-----------------------------------------
A. BANK																					PNC BANK----------------------------------
B. ACCOUNT NUMBER														2161326						2184149					2880718
C. PURPOSE (TYPE)														OPERATING				PAYROLL				HEALTHCARE			 TOTAL
																									---------			--------				----------		--------
1. BALANCE PER BANK STATEMENT						$160,688				$  5,342				$ 39,510
2. ADD: TOTAL DEPOSITS NOT CREDITED	      	 -	  			     -	 		 		     -
3. SUBTRACT: OUTSTANDING CHECKS					 120,688						5,342				  39,510
4. OTHER RECONCILING ITEMS		 						 467,585					     -				       -
5. MONTH END BALANCE PER BOOKS					$507,585				$      0				$      0			$507,585
6. NUMBER OF LAST CHECK WRITTEN	   				30180													  128260



INVESTMENT ACCOUNTS

																									DATE OF							 TYPE OF 				PURCHASE				CURRENT
BANK ACCOUNT NAME & NUMBER							PURCHASE							INSTRUMENT					PRICE						VALUE
-----------------------									--------							---------					------				-------
																																				 OVERNIGHT
7. PNC - 2161326			  												VAR								MONEY MARKET		$467,585			$  467,585
8.
9.
10.
11. TOTAL INVESTMENT																																									$  467,585



CASH

12. CURRENCY ON HAND																																									$      300

13. TOTAL CASH END OF MONTH																																				$1,120,995





















																														- A-9 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 2/5


The debtor in possession must complete the reconciliation below for each bank account,including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



BANK RECONCILIATIONS														MONTH:							DECEMBER
																																			  -------------------
																										Account #1			Account #2				Account #3
																									------------------------------------------
A. BANK					  																		PNC					  PNC		 						 PNC
B. ACCOUNT NUMBER															10382890				1011567058				1896806
C. PURPOSE (TYPE)															PENSION						PENSION					WORK FUND		 	TOTAL
																										--------				---------			-----------		--------
1. BALANCE PER BANK STATEMENT						$  1,123					$      0					$  2,086
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS	   				1,123	   	  	  										2,086
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS					$      0					$      0					$      0		$     0
6. NUMBER OF LAST CHECK WRITTEN




INVESTMENT ACCOUNTS
																								DATE OF							 TYPE OF 				PURCHASE					CURRENT
BANK ACCOUNT NAME & NUMBER							PURCHASE							INSTRUMENT					PRICE						VALUE
-------------------------								--------							---------				--------				-------
7.
8.
9.
10.
11. TOTAL INVESTMENT



CASH

12. CURRENCY ON HAND

13. TOTAL CASH END OF MONTH






















																													- A-10 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 3/5


The debtor in possession must complete the reconciliation below for each bank account,including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



BANK RECONCILIATIONS														MONTH:							DECEMBER
																																			  -------------------
																										Account #1				Account #2				Account #3
																									------------------------------------------
A. BANK					    																	PNC		   				PNC		    				PNC
B. ACCOUNT NUMBER			  											1898000						 1904706				  1910807
C. PURPOSE (TYPE)			  											CPI-OP	 						CPI-PAY	  			CPI-PEN	 					TOTAL
------------------													----------					---------			---------				--------
1. BALANCE PER BANK STATEMENT							$ 84,504						$ 14,890				$  7,467
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS	 						 84,504						  14,890 			   7,467
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS						$      0						$      0				$      0			$     0
6. NUMBER OF LAST CHECK WRITTEN



INVESTMENT ACCOUNTS
																								DATE OF							 TYPE OF 				PURCHASE					CURRENT
BANK ACCOUNT NAME & NUMBER							PURCHASE							INSTRUMENT					PRICE						VALUE
-------------------------								--------							---------				--------				------

7.
8.
9.
10.
11. TOTAL INVESTMENT



CASH

12. CURRENCY ON HAND

13. TOTAL CASH END OF MONTH


















																													- A-11 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 4/5


The debtor in possession must complete the reconciliation below for each bank account,including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



BANK RECONCILIATIONS														MONTH:							DECEMBER
																																			  -------------------
																										Account #1				Account #2				Account #3
																									------------------------------------------

A. BANK					   																	PNC						 FIFTH THIRD-----------
B. ACCOUNT NUMBER			  											1914007	 					7512940417	 			 1055011
C. PURPOSE (TYPE)														LOCK-BOX						DISBURSING			LOCK-BOX				TOTAL
																									-----------			------------		----------			----------
1. BALANCE PER BANK STATEMENT						$ 203,010					$ 323,322			$ 408,747
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS	  		 												  321,669
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS					$ 203,010					$   1,653			$ 408,747	$ 613,410
6. NUMBER OF LAST CHECK WRITTEN



INVESTMENT ACCOUNTS
																								DATE OF							 TYPE OF 				PURCHASE					CURRENT
BANK ACCOUNT NAME & NUMBER							PURCHASE							INSTRUMENT					PRICE						VALUE
-------------------------								--------							---------				--------				------

7.
8.
9.
10.
11. TOTAL INVESTMENT



CASH

12. CURRENCY ON HAND

13. TOTAL CASH END OF MONTH






















																													- A-12 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 5									page 5/5

The debtor in possession must complete the reconciliation below for each bank account,including all general, payroll and tax account, as well as all savings and investment accounts, money market accounts, certificate of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



BANK RECONCILIATIONS														MONTH:							DECEMBER
																																			  -------------------
																										Account #1				Account #2				Account #3
																									------------------------------------------
A. BANK																						FIFTH THIRD
B. ACCOUNT NUMBER			  												1065629
C. PURPOSE (TYPE)			  												PAYROLL																					 		 		 	TOTAL
																										----------				----------					---------			---------
1. BALANCE PER BANK STATEMENT								$     0
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS							$     0
6. NUMBER OF LAST CHECK WRITTEN



INVESTMENT ACCOUNTS

																								DATE OF							 TYPE OF 				PURCHASE					CURRENT
BANK ACCOUNT NAME & NUMBER							PURCHASE							INSTRUMENT					PRICE						VALUE
-------------------------								--------							---------				--------				------

7.
8.
9.
10.
11. TOTAL INVESTMENT



CASH

12. CURRENCY ON HAND

13. TOTAL CASH END OF MONTH





















																													- A-13 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 6									page 1/2
PAYMENTS TO INSIDERS and PROFESSIONALS
POST PETITION THRU DECEMBER 31, 2007




																																							PAID THIS						 TOTAL
																									TYPE OF							  		PERIOD								PAID TO
	NAME																					PAYM'T		  							AMOUNT		 							DATE
------------------------			-----------							---------						--------
INSIDERS:
---------
Thomas N. Amonett							Director fees	  							$ 1,500							$ 1,500
Thomas L. Cassidy							Director fees	  							$ 1,500							$ 1,500
David E. Jackson								Director fees	  							$ 1,500							$ 1,500
Joseph C. Lawyer								Director fees	  							$ 4,625							$ 4,625
John G. Poole											Director fees	  							$ 5,000							$ 5,000
Kimball J. Bradley,	CEO			Salary		  											$32,627							$32,627
John M. Froehlich, CFO			Salary		 	 											$18,255							$18,255
Thomas J. Vogel, VP						Salary		 											 $ 9,350							$ 9,350






											    																																											TOTAL
																		DATE OF		  						  	PAID THIS	 				TOTAL 			  INCURRED
				 															COURT	 			AMOUNT			PERIOD					PAID TO    				AND
				 															ORDER			APPROVED			AMOUNT	  				DATE    					UNPAID
																		-------			--------  ---------				------  				---------
PROFESSIONALS:
--------------
								 																											NONE


























																													- A-14 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 6									page 2/2
POST PETITION STATUS OF SECURED NOTES
LEASES AND ADEQUATE PROTECTION PAYMENTS
AT DECEMBER 31, 2007
--------------------


						 																								MONTHLY	 						PAID							 POST
																													INTEREST					INTEREST					PETITION
						 																								PAYM'TS	 					DURING					INTEREST
	NAME OF CREDITOR			   													DUE	  					MONTH	 						UNPAID
	-----------------------								--	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	Steel Partners				 																$ 39,181	 					$ 39,181	 					$      0
	Paradigm Capital			 														   $ 11,031	 					$ 11,031	 					$      0
	U.S. Bank, as Trustee															$380,749	 					$ 50,000						$330,749









																													 MONTHLY	  						PAID	  					POST
						 																								PAYM'TS	 						DURING				PETITION
	LEASES				   																			DUE	  								MONTH	 				UNPAID
	------------------------								---------   		--------   ---------
	KWA Properties				 																$ 70,198	 						$ 70,198	 				$      0
	IPC REIT - Stanwix Street Assoc	 								$  9,362	 						$  9,362					$      0
	US Bancorp				 																			$  2,890	 						$  2,890	 				$      0
	Total Equipment Co			 														$  3,197	 						$  3,197	 				$      0
	Hyster Capital				 																$  2,043	 						$  2,043	 				$      0
	Equipco					 																				$  1,494	 						$  1,494	 				$      0





































																													- A-15 -

REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ACCRUAL BASIS - 7

QUESTIONNAIRE
-------------
																																																			YES				NO
																																																			---				---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
						OF BUSINESS THIS REPORTING PERIOD?	 	 																												X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
						IN POSSESSION ACCOUNT?				 																																		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
						RELATED PARTIES?																																										X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
						REPORTING PERIOD?																																									X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BYU THE DEBTOR FROM ANY PARTY?	 X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 																					X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?																X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 																		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 																						X
10.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?																		X
11.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?							X
12.ARE ANY WAGE PAYMENTS PAST DUE?								 																												X


IF THE ANSWER TO ANY OF TH EABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

	5.  Loans from Wachovia Bank re: DIP Financing
	11. FIT/FICA withholdings from prepetition payrolls



INSURANCE
---------
																																																			 	 	YES				NO
																																																					---				---
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
						INSURANCE COVERAGES IN EFFECT?																												X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?						  																				X
3. PLEASE ITEMIZE POLICIES BELOW.	SEE PAGE 2


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEET IF NECESSARY.






TYPE OF POLICY											CARRIER										PERIOD COVERED								PAYMENT AMOUNT
																																																				& FREQUENCY
----------------										-------										--------------								--------------

							SEE PAGE 2--------------------------------------------------------------



















																													- A-16 -
REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
ADDENDUM TO ACCRUAL BASIS - 7							page 2/2
ITEMIZED INSURANCE POLICIES



	CARRIER																	COVERAGE																PERIOD COVERED

	Lexington Insurance										Property/Machinery Breakdown			Apr.2007-March 2008

	Liberty Surplus Insurance Corp		General Liability										Apr.2007-March 2008

	American Intern'l Specialty				Umbrella Liability									Apr.2007-March 2008

	Insurance Co. of PA										International liability						Apr.2007-March 2008

	National Union Fire Ins.						Kidnap&Ransom/Extortion						Apr.2007-March 2008

	American Home Assurance Co					Crime																		Apr.2007-March 2008

	American Home Assurance Co					Workers' Compensation							Apr.2007-March 2008

	National Union Fire Insurance			D&O Liability			  									July 2007-June 2008





	PAYMENTS - all current:
	-----------------------

	For April thru March Policies:
					Down payment made and balance financed with Westfield Bank
									Nine Installments payments - May 2007 thru Jan 2008


	For D&O policy:
					Down payment made and balance financed with Westfield Bank
									Nine Installments payments - July 2007 thru March 2008




















																													- A-17 -

19293.000/451396.1